US.362310336.02 1 FIRST AMENDMENT TO LEASE THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is made and entered into as of March 12, 2024, by and between THREE OAKS, LLC (“Landlord”) and GRAND DESIGN RV, LLC (“Tenant”). RECITALS A. Landlord and Tenant entered into that certain First Restated and Amended Lease Agreement dated as of October 4, 2019 (the “Lease”) relating to the lease of certain real property located at 11333 CR2, Middlebury, IN 46540, as more particularly described in the Lease (the “Premises”). B. Landlord and Tenant desire to extend the Lease Term and to otherwise amend the Lease on the terms set forth below. NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Capitalized terms used in this Amendment shall have the meanings given to them in the Lease. 2. Extension of Lease Term. The Lease Term is hereby extended to midnight on December 31, 2031, unless earlier terminated in accordance with the terms of the Lease. 3. “AS-IS” Condition. Tenant hereby acknowledges and agrees that Tenant shall accept the Premises in its “as-is, where-is” condition, and that Landlord shall not be obligated to make any improvements to the Premises, nor shall Tenant be entitled to any construction, build- out or other allowance with respect thereto. 4. Extension Options. The second paragraph of Section 1 of the Lease is deleted and replaced with the following: “Tenant has a right to extend the Lease Term (each an “Extension Option”) for four (4) subsequent periods of seven (7) years each (each such seven (7) year period is an “Extension Period”) on the same terms and conditions set forth in this Lease, except that the Rent for each Extension Period shall be as specified in Section 2 of the Lease (as amended by Section 5 of the First Amendment to Lease).” 5. Rent. (a) Section 2.(c) of the Lease is deleted. For the period between the date of this Amendment and December 31, 2024, Tenant shall continue to pay as rent for the Premises (“Rent”) the amounts specified in Section 2.(b) of the Lease.

US.362310336.02 2 (b) For the period commencing on January 1, 2025, and ending on December 31, 2025, Tenant shall pay as Rent an annual amount of Two Million Three Hundred Forty Thousand Dollars ($2,340,000), which shall be paid in equal monthly installments in advance of One Hundred Ninety-Five Thousand Dollars ($195,000) pursuant to paragraph 2 of Section 2 of the Lease. (c) Commencing on January 1, 2026, and on each January 1st thereafter for the remainder of the Lease Term, including any applicable Extension Periods (each date being an “Adjustment Date”), the Rent shall be increased by the greater of (i) 0%, or (ii) the CPI Amount. For clarity, the last sentence of the last paragraph in Section 2 of the Lease and Section 1 of Exhibit B of the Lease are deleted. 6. Notices. The address of the Landlord set forth in Section 22 of the Lease shall be deleted and replaced with the following: Ron Fenech 3430 Gordon Dr. Naples, FL 34102 7. Brokers. Each of Landlord and Tenant represents and warrants to the other that it has not engaged or dealt with any realtor, agent or broker in connection with this Amendment or the negotiation thereof. Each of Landlord and Tenant agrees to indemnify, defend and hold harmless the other from and against any cost, expense or liability, including without limitation, reasonable attorneys’ fees, for any compensation, commission, broker’s fees, finder’s fees or any other claims by any realtor, agent or broker claiming to have any dealings with such indemnifying party in connection with this Amendment or the negotiation thereof. 8. Reaffirmation; Application of Lease Terms. The parties hereby ratify and reaffirm the Lease as amended hereby. Except to the extent inconsistent with this Amendment and except to the extent that the terms of this Amendment specifically address a topic, the terms and conditions of the Lease remain unchanged and in full force and effect. Wherever in the Lease reference is made to the Lease, such reference shall be to the Lease as amended by this Amendment. 9. Successors and Assigns. This Amendment shall be binding upon and be enforceable by Landlord and Tenant and their successors and assigns. 10. Authority. Each party to this Amendment represents and warrants to the other party that it has taken all corporate, partnership or other action necessary to execute and deliver this Amendment, and this Amendment constitutes a legally binding obligation, enforceable in accordance with its terms. Landlord represents and warrants to Tenant that Landlord does not need the consent of any lender or any other party to enter into this Amendment. 11. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which shall be considered one and the same Amendment, even though all parties hereto have not signed the same counterpart. This Amendment may be executed

US.362310336.02 3 and delivered by emailed .pdf file or other electronic means, and any emailed .pdf or other electronic copy of any party’s signature hereto shall be deemed to constitute an original for all purposes. [Signature Pages Follow]